Loss Per Share	3 Months Ended	12 Months Ended
	Jun. 30, 2022	Mar. 31, 2022
Earnings Per Share [Abstract]
Loss per share
13.	Loss per share:
Diluted loss per share was the same amount as basic loss per share, as the effect of options, DSUs, RSUs and warrants are anti-dilutive, as the Corporation has incurred losses in each of the periods presented. All outstanding options, DSUs, RSUs and warrants could potentially be dilutive in the future.

19.	Loss per share:
Diluted loss per share was the same amount as basic loss per share, as the effect of options, DSUs, RSUs and warrants would have been anti-dilutive, as the Corporation has incurred losses in each of the periods presented. All outstanding options, DSUs, RSUs and warrants could potentially be dilutive in the future.